UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
March 14, 2005

E-LOAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-25621	77-0460084
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6230 Stoneridge Mall Road, Pleasanton, California		94588
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code
(925) 847-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On March 14, 2005, E-LOAN, Inc. (the "Company") entered into an Amendment Number Fourteen to the Master Loan and Security Agreement with Greenwich Capital Financial Products, Inc. (the "Amendment").  The Amendment amends the Master Loan and Security Agreement between the parties dated as of March 21, 2002, as amended by Amendment Numbers One through Thirteen (as amended, the "Agreement"), to extend the termination date of the Agreement from March 14, 2005 to March 13, 2006 and to change various credit limits under the Agreement.  A copy of the Amendment is attached hereto as Exhibit 10.1.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

Exhibit 10.1	Amendment Number Fourteen to the Master Loan and Security Agreement dated March 14, 2005 between E-LOAN, Inc. and Greenwich Capital Financial Products, Inc.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

E-LOAN, INC.

Date: March 16, 2005	By:	/s/ Matthew Roberts
Matthew Roberts
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Page No.
10.1	Amendment Number Fourteen to the Master Loan and Security Agreement dated March 14, 2005 between E-LOAN, Inc. and Greenwich Capital Financial Products, Inc.	10.1-1